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                                                                      EX-21.1

SUBSIDIARIES OF THE REGISTRANT


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
         SUBSIDIARY                                   JURISDICTION
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
Larson-Juhl US LLC                                    Georgia
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Larson-Juhl International, L.L.C.                     Georgia
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Robert F. de Castro, Inc.                             Louisiana
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Larson-Juhl Canada Ltd.                               Canada
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Nottling Larson-Juhl GmbH                             Austria
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Larson-Juhl Germany GmbH                              Germany
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Larson-Juhl Rahmen GmbH & Co. Handels KG              Germany
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Larson-Juhl Rahmen GmbH                               Germany
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Larson-Juhl France, L.L.C.                            Georgia
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Larson-Juhl France S.A.R.L.                           France
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Senelar Larson-Juhl SA                                France
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Larson-Juhl Hellas Picture Frames S.A.                Greece
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LAC-ART Larson-Juhl Single Partner L.L.C.             Greece
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Larson-Juhl Netherlands B.V.                          Netherlands
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Dutch Frame Company B.V.                              Netherlands
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Lever's Lijstenfabriek B.V.                           Netherlands
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ERIJKO Lijsten B.V.                                   Netherlands
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Barth Lijsten Boxtel B.V.                             Netherlands
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Barth Lijsten Nederland B.V.                          Netherlands
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Larson-Juhl Korea Limited                             Korea
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Lira, A.S.                                            Czech Republic
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Northampton Acquisition Limited                       U.K.
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Magnolia Group Limited                                U.K.
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Arqadia Limited                                       U.K.
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Larson-Juhl UK Limited                                U.K.
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Larson-Juhl South Africa L.L.C.                       Georgia
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Larson-Juhl Sweden A.B.                               Sweden
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Tranaslist A.B.                                       Sweden
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Larson-Juhl Oy                                        Finland
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Larson-Juhl Baltic                                    Latvia
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Larson-Juhl A.S.                                      Norway
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Larson-Juhl Nippon Corporation                        Japan
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Larson-Juhl Italia s.r.l.                             Italy
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Arcobalegno s.r.l.                                    Italy
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Larson-Juhl Australia, L.L.C.                         Georgia
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